SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2002


                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)


         DELAWARE                  0-13347                  06-152875
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       (State or other          (Commission               (IRS Employer
       jurisdiction of          File Number)              Identification No.)
       incorporation)


         537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT             06830
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        (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (203) 661-6942
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE

                  On July 26, 2002, William Avery, the President and Chief Executive Officer of Change Technology Partners, Inc. ("Change" or the "Company") circulated a letter (the "Letter") to the stockholders of the Company.

                  The Letter is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits


                           EXHIBIT NUMBER               DESCRIPTION
                           --------------       --------------------------------

                                99.1            Letter from William Avery to
                                                stockholders of Change, dated
                                                July 26, 2002.





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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHANGE TECHNOLOGY PARTNERS, INC.



Date: July 29, 2002                By:  /s/ William Avery
                                        ---------------------------------------
                                        William Avery
                                        President and Chief Executive Officer





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

                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT NUMBER                         DESCRIPTION
         --------------         -----------------------------------------------

               99.1 Letter from William Avery to stockholders of Change, dated July 26, 2002.





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